Vanguard Short-Term Investment-Grade Fund

Supplement to the Prospectus for Institutional Shares dated May 26, 2011

Prospectus Text Changes

The text under the heading “Account Minimums for Institutional Shares” in the Purchasing Shares section is replaced with the following:

To open and maintain an account. $50 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Add to an existing account. $100 (other than by Automatic Investment Plan, which has no established minimum).

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